UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

IRON MOUNTAIN INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on June 4, 2009 Meeting Information IRON MOUNTAIN INCORPORATED Meeting Type: Annual For holders as of: April 9, 2009 Date: June 4, 2009 Time: 10:00 a.m. EDT Location: Offices of Sullivan & Worcester LLP One Post Office Square 21st Floor Boston, MA 02109 You are receiving this communication because you hold shares in the company named above. 745 ATLANTIC AVENUE BOSTON, MA 02111 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). See the reverse side of this notice to obtain proxy materials and voting instructions. M12779

— Before You Vote — How to Access the Proxy Materials The Notice of Annual Meeting, Proxy Statement and Annual Report are available at www.proxyvote.com How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy for the 2009 Annual Meeting and for stockholder meetings in the future: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please make your request for a copy as instructed below on or before May 21, 2009 to facilitate timely delivery. 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. — How To Vote — Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Directions to the meeting can be found on the proxy card or at www.proxyvote.com. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. M12780

Voting Items The Board of Directors recommends a vote “FOR” each of the nominees for Director listed in Proposal 1 and “FOR” the approval of Proposal 2. 1. The election of nine (9) directors of the Iron Mountain Incorporated board of directors for a one-year term or until their successors are elected and qualified. Nominees: 01) Clarke H. Bailey 06) Arthur D. Little 02) Constantin R. Boden 07) C. Richard Reese 03) Robert T. Brennan 08) Vincent J. Ryan 04) Kent P. Dauten 09) Laurie A. Tucker 05) Michael Lamach 2. The ratification of the selection by the Audit Committee of Deloitte & Touche LLP as Iron Mountain Incorporated’s independent registered public accounting firm for the year ending December 31, 2009. 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or postponement thereof. M12781